United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,457,627)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(6)
Unrealized Gain (Loss) on Market Value of Futures	7,775,092
Unrealized Gain (Loss) on Foreign Currency Translations	5
Interest Income	22,516
ETF Transaction Fees	1,050
Total Income (Loss)	$3,341,030

Expenses
Management Fees	$403,494
Tax Reporting Fees	27,435
Brokerage Commissions	16,022
Audit Fees	9,393
Legal Fees	7,064
Non-interested Directors' Fees and Expenses	5,949
Prepaid Insurance Expense	3,786
Total Expenses	$473,143
Net Income (Loss)	$2,867,887

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/13	$493,188,628
Additions (300,000 Shares)	16,888,422
Net Income (Loss)	2,867,887

Net Asset Value End of Month	$512,944,937
Net Asset Value Per Share (9,150,000 Shares)	$56.06

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(30,737)
Unrealized Gain (Loss) on Market Value of Futures	155,575
Interest Income	104
Total Income (Loss)	$124,942

Expenses
Management Fees	$1,229
Brokerage Commissions	236
Non-interested Directors' Fees and Expenses	27
Prepaid Insurance Expense	18
Other Expenses	5,208
Total Expenses	6,718
Expense Waiver	(4,924)
Net Expenses	$1,794
Net Income (Loss)	$123,148

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/13		$2,169,051
Net Income (Loss)		123,148
	s
Net Asset Value End of Month		$2,292,199
Net Asset Value Per Share (100,000 Shares)		$22.92

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended December 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,192)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(1)
Unrealized Gain (Loss) on Market Value of Futures	(31,396)
Unrealized Gain (Loss) on Foreign Currency Translations	(1)
Interest Income	109
Total Income (Loss)	$(44,481)

Expenses
Management Fees	$1,570
Brokerage Commissions	32
Non-interested Directors' Fees and Expenses	28
Prepaid Insurance Expense	18
Other Expenses	1,860
Total Expenses	3,508
Expense Waiver	(1,566)
Net Expenses	$1,942
Net Income (Loss)	$(46,423)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/13	$2,325,362
Net Income (Loss)	(46,423)

Net Asset Value End of Month	$2,278,939
Net Asset Value Per Share (100,000 Shares)	$22.79

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended December 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(39,739)
Unrealized Gain (Loss) on Market Value of Futures	82,375
Interest Income	100
Total Income (Loss)	$42,736

Expenses
Management Fees	$1,297
Brokerage Commissions	84
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	19
Other Expenses	1,860
Total Expenses	3,286
Expense Waiver	(1,582)
Net Expenses	$1,704
Net Income (Loss)	$41,032

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/13	$2,156,190
Net Income (Loss)	41,032

Net Asset Value End of Month	$2,197,222
Net Asset Value Per Share (100,000 Shares)	$21.97

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,541,295)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(7)
Unrealized Gain (Loss) on Market Value of Futures	7,981,646
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	22,829
ETF Transaction Fees	1,050
Total Income (Loss)	$3,464,227

Expenses
Management Fees	$407,590
Tax Reporting Fees	27,435
Brokerage Commissions	16,374
Audit Fees	9,393
Legal Fees	7,064
Non-interested Directors' Fees and Expenses	6,030
Prepaid Insurance Expense	3,841
Other Expenses	8,928
Total Expenses	$486,655
Expense Waiver	(8,072)
Net Expenses	$478,583
Net Income (Loss)	$2,985,644

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/13	$499,839,231
Additions (300,000 Shares)	16,888,422
Net Income (Loss)	2,985,644

Net Asset Value End of Month	$519,713,297

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612